                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                           reported): August 30, 2002

                              EBS Building, L.L.C.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         000-24167                   43-1794872
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(State or Other                 (Commission               (I.R.S. Employer
Jurisdiction of                 File Number)           Identification Number)
Incorporation)


c/o FTI Consulting, Inc., 50 Hurt Plaza, Suite 1700, Atlanta, GA       30303
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(Address of Principal Executive Offices)                             (Zip Code)


               Registrant's telephone number, including area code:

                                 (678) 419-8809

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ITEM 5. OTHER EVENTS.

According to a Form 8-K (the "Form 8-K") filed by FTI Consulting, Inc. ("FTI") on July 26, 2002 with the Securities and Exchange Commission, FTI entered into an Agreement for the Purchase and Sale of Assets by and between FTI and PricewaterhouseCoopers LLP ("PwC") on July 24, 2002, pursuant to which FTI was to acquire PwC's Business Recovery Services Division (the "Business Recovery Services Division Sale"). According to the Form 8-K, the Business Recovery Services Division Sale then remained subject to Hart-Scott-Rodino review and was expected to close late in the third quarter of 2002.

As a result of the Business Recovery Services Division Sale and in connection with the contemplated closing, EBS Building, L.L.C., a Delaware limited liability company (the "Company"), removed PwC, as Manager of the Company, and appointed FTI, as successor Manager of the Company, all effective as of August 30, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EBS BUILDING, L.L.C.
                                  (Registrant)
                                  By:  FTI Consulting, Inc., as Manager




Date: September 19, 2002          By:    /s/ Keith F. Cooper
                                     -----------------------------------------
                                     Keith F. Cooper, Senior Managing Director



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